Supplement dated September 29, 2025
to the following statutory prospectus(es):
Monument Advisor and Monument Advisor Select dated May 1, 2025
Monument Advisor New York and Monument Advisor Select New York dated July 1, 2025
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In accordance with applicable law, on or about November 14, 2025 (the "Exchange Date"), Nationwide intends to substitute shares of the underlying mutual fund(s) in Column A ("Existing Fund(s)") below with shares of the underlying mutual fund(s) in Column B ("Replacement Fund(s)") below.
Column A Existing Fund(s)	Column B Replacement Fund(s)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I
Invesco - Invesco V.I. Diversified Dividend Fund: Series I Shares	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X
Lincoln Variable Insurance Products Trust - LVIP American Century Disciplined Core Value Fund: Standard Class II	Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X
Invesco - Invesco V.I. Government Money Market Fund - Series I Shares	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class Y
Lazard Retirement Series, Inc. - Lazard Retirement International Equity Portfolio: Service Shares	Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
Calvert Variable Trust, Inc. - CVT Nasdaq 100 Index Portfolio: Class F	Nationwide Variable Insurance Trust - NVIT NASDAQ-100 Index Fund: Class II
Prior to the Exchange Date. From the date of this supplement until the Exchange Date, investors with allocations in the Existing Fund(s) may transfer allocations to any other available underlying mutual fund, the fixed account (if available), long-term fixed account (if available), indexed interest options (if available), and/or a Guaranteed Term Option (if available) in accordance with the contract/policy. During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy.
On the Exchange Date. At the close of business on the Exchange Date, the substitution(s) will take place at relative net asset value. Any allocations that remain in the Existing Fund(s) will be redeemed. Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Fund(s). All contract/policy owners affected by the substitution will receive a written confirmation of the transaction. The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.
After the Exchange Date. For at least 30 days after the Exchange Date, contract/policy owners may reallocate amounts that were substituted into the Replacement Fund(s) to any other available underlying mutual fund, the fixed account (if available), long-term fixed account (if available), indexed interest options (if available), and/or a Guaranteed Term Option (if available) without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the contract/policy. Additionally, during this time, Nationwide will not exercise any rights reserved by it under the contracts to impose additional restrictions on transfers out of a Replacement Fund, except to prevent or limit disruptive trading activity.
Allocation Instructions. If the contract/policy owners do not provide new allocation instructions prior to the Exchange Date, Nationwide will automatically direct any subsequent contributions, allocation elections, dollar cost averaging or asset rebalancing program, or any other transaction involving the Sub-Account investing in the Existing Fund to the Sub-Account investing in the Replacement Fund. The contract/policy owners may provide new instructions at any time while the contract is in-force; however, any transfers other than those described during the periods above will be treated as a transfer for purposes of transfer limitations applicable under the terms of the contract.
PROS-1050

On the Exchange Date, the Existing Fund(s) is/are removed from the list of underlying funds under Appendix A: More Information About the Investment Portfolios in the statutory prospectus.
To submit a transfer request, or for further information or forms, please contact Nationwide:
For Monument Advisor and Monument Advisor Select:
•
by telephone at 1-866-667-0561
•
by mail to P.O. Box 183000, Columbus, OH 43218
•
by courier or overnight mail to DSPF-16, 1 Nationwide Plaza, Columbus, OH 43215-2239
•
by Internet at www.nationwideadvisory.com
For Monument Advisor NY and Monument Advisor Select NY:
•
by telephone at 1-866-667-0561
•
by mail to P.O. Box 183000, Columbus, OH 43218
•
by courier or overnight mail to DSPF-16, 1 Nationwide Plaza, Columbus, OH 43215-2239
•
by fax at 1-866-667-0563
•
by logging on to the Contract Owner’s online account at www.nationwideadvisory.com (see Electronic Administration and Delivery in the statutory prospectus)
PROS-1050